UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Rand Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement Rand Capital Corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO OUR SHAREHOLDERS
Proxy Statement
GENERAL INFORMATION
BENEFICIAL OWNERSHIP OF SHARES
1. ELECTION OF DIRECTORS
COMMITTEES AND MEETING DATA
Audit Committee Report
COMPENSATION DISCUSSION AND ANALYSIS
DIRECTOR COMPENSATION
2. OTHER BUSINESS
FINANCIAL STATEMENTS AVAILABLE

Rand Capital Corporation
2200 Rand Building
Buffalo, New York 14203
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO OUR SHAREHOLDERS
     The 2007 Annual Meeting of Shareholders of Rand Capital Corporation will be held on Thursday, April 26, 2007 at 10:30 a.m. in Room 931, Rand Building, 14 Lafayette Square, Buffalo, New York, for the following purposes:
1.	To elect seven Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.	To consider and act upon such other business as may properly come before the meeting.
     Shareholders of record at the close of business on March 16, 2007 are entitled to notice of, and to vote at the meeting, and any adjournment thereof.

April 3, 2007	By order of the Board of Directors,
Buffalo, New York	Reginald B. Newman II Chairman

Proxy 1

Proxy Statement Rand Capital Corporation
Rand Capital Corporation
2200 Rand Building
Buffalo, New York 14203
Proxy Statement
GENERAL INFORMATION
     We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation for the Annual Meeting of Shareholders to be held on April 26, 2007. Only shareholders of record at the close of business on March 16, 2007, are entitled to notice of and to vote at the meeting, and at any adjournment thereof. On that date Rand had outstanding 5,718,934 Common Shares, par value $.10 per share (“shares”).
     Each share entitles the holder to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to us prior to the taking of a vote, or by voting in person at the meeting.
     Under the New York Business Corporation Law (the “BCL”) and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding stock is necessary to constitute a quorum of the shareholders to take action at the annual meeting. The shares that are present at the meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Under the BCL and our by-laws, once a quorum is established, Directors standing for election may be elected by a plurality of the votes cast.
     This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about April 3, 2007. A copy of Rand’s 2006 Annual Report, which contains financial statements, accompanies this Proxy Statement.
     We will bear the cost of soliciting proxies in the accompanying form. We do not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies in person or by telephone, and they will receive no additional compensation therefore.
     Our office is located at 2200 Rand Building, Buffalo, New York 14203; telephone number 716-853-0802.

Proxy 2

Proxy Statement Rand Capital Corporation
BENEFICIAL OWNERSHIP OF SHARES
     Unless otherwise indicated, the following table sets forth beneficial ownership of our common shares on March 16, 2007, by (a) persons known by us to be beneficial owners of more than 5% of the outstanding shares, (b) the Directors, nominees for Director, and all the executive officers of Rand, (c) all Directors and executive officers as a group. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

	Amount and Nature of		Percent
Beneficial Owner	Beneficial Ownership (1)		of Class (4)

(a) More than 5% Owners:

Willis S. McLeese	800,000	(2)	13.9%
c/o 2200 Rand Building, Buffalo, NY

Brown Advisory Holdings Inc. (BAHI)	778,226	(5)	13.6%
901 South Bond Street, Baltimore, MD

Reginald B. Newman, II	450,579		7.8%
350 Essjay Road, Williamsville, NY

(b) Directors, nominees for director and executive officers:

Allen F. Grum	73,128		1.3%
Erland E. Kailbourne	10,000		*
Ross B. Kenzie	100,000		1.7%
Willis S. McLeese	800,000	(2)	13.9%
Reginald B. Newman II	450,579		7.8%
Jayne K. Rand	149,016		2.6%
Robert M. Zak	20,000		*
Daniel P. Penberthy	50,000		*

(c) All Directors and executive officers as a group	1,652,723	(3)	28.9%

*	Less than 1%

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission.

(2)	These shares are owned by Colmac Holdings, Ltd., a corporation of which Mr. McLeese is the Chairman and principal owner.

(3)	Except as indicated above, members of the group have sole voting and investment power over these shares.

(4)	Percent of Class calculated based on 5,718,934 common shares outstanding at Record Date.

(5)	Shares are owned by clients of Brown Advisory Services, LLC, a broker-dealer and investment advisory subsidiary of BAHI. BAHI has shared dispositive power but no voting power with respect to the shares.

Proxy 3

Proxy Statement Rand Capital Corporation
1. ELECTION OF DIRECTORS
     Seven Directors are to be elected at the meeting, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. Unless marked to the contrary, the proxies received will be voted FOR the election of the seven nominees below.
     Each of the nominees is presently a member of the Board of Directors and was recommended for election by the Governance and Nominating Committee, which is comprised of non-management, independent Directors. Each of the nominees has consented to serve as a Director, if elected. If at the time of the meeting any nominee should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors. Each of the nominees was elected at Rand’s last Annual Meeting of Shareholders.
Director Independence
     The Board of Directors affirmatively determined that four of the six non-management Directors, Erland E. Kailbourne, Ross B. Kenzie, Jayne K. Rand and Robert M. Zak are “Independent Directors” under the rules of the SEC and under the rules and guidelines of the National Association of Security Dealers (NASD) for NASDAQ listed companies and, therefore, that a majority of a corporation’s seven-person Board of Directors is currently independent as so defined. The Board of Directors has determined that there are no relationships between Rand and the Directors classified as independent other than service on its Board of Directors and compensation paid to Directors.
     Three of the Directors are deemed to be “Interested Persons” under Section 2(a)(19) of the Investment Company Act of 1940 with respect to Rand: Allen F. Grum because he is an executive officer of Rand, and Willis S. McLeese and Reginald B. Newman, II, because each of them beneficially owns more than 5% of Rand’s outstanding common shares. Persons who are Interested Persons are not independent directors under the rules and guidelines of the NASD.
     The independence determination of the Board of Directors under the SEC rules and under the NASD rules and guidelines also included conclusions of the Board of Directors that:
•	each of the members of the Audit Committee and of the Governance and Nominating Committee, and a majority of the members of the Compensation Committee are independent under the standards described above for purposes of membership on each of those committees;

•	the 2007 compensation of the senior executive officers was determined by a majority of the independent Directors of the Board; and

•	each of the members of the Audit Committee also meets the additional independence requirements under SEC Rule 10A-3(b) and NASDAQ Rule 4350(d).

Proxy 4

Proxy Statement Rand Capital Corporation
     Mr. Kailbourne is currently serving as the “lead” independent Director for purposes of scheduling and setting the agenda for the executive sessions of the independent Directors. It is presently contemplated that these executive sessions will occur at least twice during the fiscal year ending December 31, 2007, in conjunction with regularly scheduled Board meetings, in addition to the separate meetings of the standing committees of the Board of Directors.
Shareholder Communications
     Communications to an individual Director, to non-management Directors as a group, or to the entire Board, should be addressed as follows: Reginald B. Newman, II, Security Holder Board Communications, 2200 Rand Building, Buffalo, New York, 14203, with an indication of the individual or subgroup (if any) to whose attention the communication is directed. All security holder communications addressed in that manner will be delivered directly to Mr. Newman, who will receive communications for the Board and non-management Directors, and who will deliver the communication unopened to any individual indicated Director.
Meeting Attendance
     Last year all Directors attended the Annual Meeting of Stockholders, and they are expected to do so this year. A meeting of the Board of Directors will take place on the same day and at the same place as the Annual Meeting of Stockholders, and Directors are expected to attend all Board and Committee meetings of Rand and the annual meeting of shareholders, but such attendance is not required.
Information Regarding Directors, Nominees for Director, and Officers
     The following table provides information concerning all persons who are Directors, nominees for director, or officers of Rand. Rand is not part of a fund complex.

		Length
		of
	Position(s)	Time		Other
Name, Age and	held with	Served	Principal Occupation During	Director-
Address	Fund	(1)	Last Five Years	ships
Directors who are Interested Persons (2)

Willis S. McLeese (93) c/o 2200 Rand Building Buffalo, NY 14203	Director	1986	Chairman of Colmac Holdings Limited, Toronto, Canada, which develops, owns and operates cogeneration and alternative energy electric power generating plants.	None

Reginald B. Newman II (69) 350 Essjay Road Suite 304 Williamsville, NY 14221	Director and Chairman of Board	1987	Mr. Newman is the Chairman of NOCO Energy, Corp., Tonawanda, NY, a petroleum distributor.	Director of M&T Bank Corporation and Taylor Devices.

Proxy 5

Proxy Statement Rand Capital Corporation

		Length
		of
	Position(s)	Time		Other
Name, Age and	held with	Served	Principal Occupation During	Director-
Address	Fund	(1)	Last Five Years	ships
Allen F. Grum (49) c/o 2200 Rand Building Buffalo NY 14203	President of Rand and a Director	1996	President and Chief Executive Officer. Prior thereto, Mr. Grum served as Senior Vice President of the Corporation commencing in June 1995. From 1994 to 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum serves on a number of Boards of Directors of companies in which the Corporation has an investment.	None

Directors who are not Interested Persons

Erland E. Kailbourne (65) 220 Liberty Street P.O. Box 227 Warsaw, NY 14569	Director	1999	Chairman of Financial Institutions, Inc. and its subsidiary Five Star Bank since January 2006. From May 2002 until March 2003, Mr. Kailbourne was Chairman and Interim CEO of Adelphia Communications. (Adelphia filed a petition under Chapter 11 of the United States Bankruptcy Code in June 2002.) He retired as Chairman and Chief Executive Officer (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc., in 1998. He was Chairman and Chief Executive Officer of Fleet Bank, also a subsidiary of Fleet Financial Group, Inc., from 1993 until its merger into Fleet National Bank in 1997. He is a Director of the New York ISO, The John R. Oishei Foundation, Albany International Corporation, Allegany Co-op Insurance Company and USA Niagara Development Corp.	Chairman of Financial Institutions, Inc. and its subsidiary Five Star Bank, and Albany International

Ross B. Kenzie (75) 369 Franklin Street Buffalo, NY 14202	Director	1996	Mr. Kenzie has been retired since 1989. Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY, a savings bank, since 1980. Prior thereto, Mr. Kenzie was Executive Vice President and Director of Merrill Lynch Pierce Fenner & Smith as well as Merrill Lynch & Co. Through 2006, Mr. Kenzie also served on the Board of Directors of Biophan Technologies, Inc. and Natural Nano, Inc., development companies specializing in highly marketable business devices and naturally occurring nanotube technologies; and is a former Director of Merchants Mutual Insurance Company.

Proxy 6

Proxy Statement Rand Capital Corporation

		Length
		of
	Position(s)	Time		Other
Name, Age and	held with	Served	Principal Occupation During	Director-
Address	Fund	(1)	Last Five Years	ships
Jayne K. Rand (46) 6 Arlington Place Buffalo, NY 14201	Director	1989	Since 1993, Miss Rand has been a Vice President of M&T Bank.

Robert M. Zak (49) 250 Main Street Buffalo, NY 14202	Director	2005	Since 1995, Mr. Zak has been President and Chief Executive Officer of Merchants Mutual Insurance Company and of Merchants Insurance Company of New Hampshire, Inc., which operate under the trade name Merchants Insurance Group. Mr. Zak is also Senior Vice President and Chief Operating Officer of Merchants Group, Inc., the parent company of Merchants Insurance Company of New Hampshire, Inc. Mr. Zak joined Merchants in 1985. Prior to that, his career was in public accounting.

Non-Director Officers

Daniel P. Penberthy (44) c/o 2200 Rand Building Buffalo, NY 14203	Executive Vice President and Treasurer of Rand	N/A	Mr. Penberthy has served as Treasurer of the Corporation since August 1997. Since January 2002, Mr. Penberthy has served as Senior Vice President, and he has continued to serve as the Chief Financial Officer since 1997. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy served as a Senior Associate with the Greater Buffalo Development Foundation, a regional business development organization. Prior to 1990, Mr. Penberthy was employed by KPMG, a public accounting firm.

(1)	Indicates initial year in which person became director. All Directors’ terms of office will be through the next annual meeting of shareholders and until their successors have been elected and qualified.

(2)	Willis S. McLeese and Reginald B. Newman, II, each beneficially own more than 5% of Rand’s outstanding securities, and Mr. Allen F. Grum is an officer of Rand, and are deemed to be “Interested Persons” under Section 2(a)(19) of the Investment Company Act of 1940.

Proxy 7

Proxy Statement Rand Capital Corporation
Approximate Value of Investments in Rand
     The following table indicates the range of value of the common shares of Rand beneficially owned by each Director and nominee for Director of Rand. Rand is not part of a family of investment companies.

Dollar Range of Equity
Name of Director or Nominee	Securities in the Fund
(a) Directors who are not Interested Persons:

Erland E. Kailbourne	$10,001 - $50,000
Ross B. Kenzie	Over $100,000
Jayne K. Rand	Over $100,000
Robert M. Zak	$50,001 - $100,000

(b) Directors who are Interested Persons:

Allen F. Grum	Over $100,000
Willis S. McLeese	Over $100,000
Reginald B. Newman, II	Over $100,000
COMMITTEES AND MEETING DATA
     The Committees of the Board of Directors have the following members:

Governance and
Compensation Committee	Nominating Committee	Audit Committee

Ross B. Kenzie	Erland E. Kailbourne	Ross B. Kenzie
Willis S. McLeese	Jayne K. Rand	Erland E. Kailbourne
Robert M. Zak	Robert M. Zak	Jayne K. Rand
     In 2006 the full Board met on four occasions, the Audit Committee met six times, the Governance and Nominating Committee met twice and the Compensation Committee met twice. All incumbent Directors attended 100% of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board that the respective Director was eligible to attend during 2006.

Proxy 8

Proxy Statement Rand Capital Corporation
Compensation Committee
     The Compensation Committee advises the independent members of the Board of Directors with respect to the compensation of senior executive officers and reviews the criteria that form the basis for management compensation.
     The 2007 compensation levels of the President and Executive Vice President were submitted to the independent members of the Board of Directors, representing a majority of its membership, for approval.
     The Compensation Committee has a Charter, a current copy of which can be accessed at Rand’s website, www.randcapital.com.
Governance and Nominating Committee
     The primary purposes of the Governance and Nominating Committee include:
•	developing, recommending to the Board and assessing corporate governance policies for Rand;

•	overseeing the evaluation of the Board;

•	recommending to the Board of Directors the individuals qualified to serve on Rand’s Board of Directors for election by shareholders at each annual meeting of shareholders and to fill vacancies on the Board of Directors.
     The Governance and Nominating Committee has a Charter, a current copy of which can be accessed at Rand’s website, www.randcapital.com.
Nomination of Directors
     Our Governance and Nominating Committee, as part of the responsibilities under its Charter, performs nominating committee functions and oversees the identification of qualified individuals to serve on the Board.
     We seek Directors who have the required and appropriate skills and characteristics including; business experience and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board. We identify new Director candidates from prominent business persons and professionals in the communities Rand serves. We consider nominees of shareholders in the same manner as other nominees.
     Once a Board vacancy occurs, the Governance and Nominating Committee may recommend a replacement candidate to the Board. The Board may appoint the new Director to fill the unexpired term of the seat. Annually, the Governance and Nominating Committee will recommend a slate of new and/or continuing candidates for the Board of Directors. The Board will select a slate of nominees for Director from recommendations of the Governance and Nominating Committee, and submit the slate of nominees to be voted on by shareholders at Rand’s next Annual Meeting.

Proxy 9

Proxy Statement Rand Capital Corporation
     Our by-laws provide that an Annual Meeting of Shareholders shall be held on the fourth Tuesday in April, or such other time within 30 days before or after such date as the Chairman or Board of Directors shall determine. The number of Directors is determined by the Board of Directors, but in no event may it be less than three.
Procedure for Shareholders to Nominate Directors
     Any shareholder who intends to present a Director nomination proposal for consideration at the 2008 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2008 Annual Meeting must deliver a written copy of the proposal to Rand no later than the deadline, and in accordance with the procedures, specified under “Shareholder Proposals” in this proxy statement, and in accordance with the requirements of SEC Rule 14a-8.
     If a shareholder does not comply with the foregoing procedures, the shareholder may use the procedures set forth in Rand’s by-laws, although Rand would not in the latter case be required to include the nomination as a proposal in its proxy statement and proxy card mailed to stockholders in connection with the next annual meeting.
     The shareholder nomination proposal referred to above must set forth (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the shareholder is a shareholder of record of Rand common shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the proposal; (3) a description of the arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are being made by the shareholder; (4) such other information regarding each nominee proposed by the shareholder as would have been required to be included in a proxy statement filed under the proxy rules of the SEC had each nominee been nominated or intended to be nominated by the Board of Directors; and (5) the consent of each nominee to serve as a Director of Corporation if elected. The Governance and Nominating Committee may refuse to acknowledge a proposal for the nomination of any person not made in accordance with the foregoing procedure. Recommendations for nominees should be sent to: Rand Capital Corporation, Attention: Board Nominations, 2200 Rand Building, Buffalo, New York 14203.
     Rand did not receive any nominations from shareholders for the 2007 Board of Director elections.
Code of Business Conduct and Ethics
     Rand has adopted a Code of Ethics which applies to Rand’s chief executive officer, chief financial officer, and controller, and a Business Ethics Policy applicable to Rand’s Directors, officers and employees. The Code of Ethics and the Business Ethics Policy are available in the Governance section of Rand’s website located at www.randcapital.com. They are also available in print to any shareholder who requests it. Rand will disclose any substantive amendments to or waiver from provisions of the Code of Ethics made with respect to the chief executive officer, chief financial officer or controller via its website.

Proxy 10

Proxy Statement Rand Capital Corporation
Audit Committee
     The Board of Directors has determined that the members of the Audit Committee are independent, as described above under “Director Independence.” The Board of Directors has determined that Ross B. Kenzie is an Audit Committee financial expert (as defined by SEC regulations). Mr. Kenzie is an independent member of Rand’s Board of Directors (as defined by SEC and NASD regulations).
     The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors. The Charter can be accessed on Rand’s website at www.randcapital.com. The Audit Committee reviews the scope and results of the annual audit, receives reports from Rand’s independent public accountants, and reports the Audit Committee’s findings and recommendations to the Board of Directors.
     The Audit Committee has adopted necessary reporting procedures for the confidential submission, receipt, retention and treatment of accounting and auditing complaints.

Proxy 11

Proxy Statement Rand Capital Corporation
Independent Auditor Appointment
     Independent Auditors Appointment
     Rand Capital Corporation’s Audit Committee has appointed Rand’s current independent auditors, Freed Maxick & Battaglia, CPA’s, PC, (“Freed”), to examine the accounts of Rand for the 2007 fiscal year. The Audit Committee members approving such selection are not “interested persons” of Rand as defined in the 1940 Act. Freed audited the accounts of Rand for the 2006, 2005 and 2004 fiscal years.
     A representative of Freed is expected to be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

Proxy 12

Proxy Statement Rand Capital Corporation
Independent Accountant Fees
     The aggregate fees for each of the last two fiscal years for services rendered by Freed Maxick & Battaglia, CPA’s, PC (“Freed”) are as follows:
     Audit Fees
     This category consists of fees for the audit of annual financial statements, review of financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or audit engagements for those fiscal years.
     Freed provided professional services for the audit of Rand’s annual financial statements for the fiscal years ended December 31, 2006 and 2005. Freed’s audit fees were $46,500 and $43,000, respectively, for these services.
     Audit Related Fees
     This category consists of assurance and related services by the independent accountant that are reasonably related to the performance of the audit and review of financial statements and are not reported under audit fees.
     For the fiscal years ended December 31, 2006 and 2005, Rand did not incur any fees for assurance and related services.
     Tax Fees
     This category consists of professional services rendered by the independent accountant for tax compliance and tax planning. The services for the fees disclosed under this category include tax preparation and technical advice.
     During the fiscal year ended December 31, 2006, Rand was billed $17,500 in tax fees and for the fiscal year ended December 31, 2005, the Corporation was billed $16,215 by Freed.
     All Other Fees
     This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees.
     For the fiscal years ended December 31, 2006 and 2005, Rand did not receive any products or services in this category from Freed.
     For fiscal years 2006 and 2005, all of the services of Freed described in the above categories were pre-approved by the Audit Committee.
     Rand’s annual audit, quarterly review and tax related fees which are estimated to be paid during the year are submitted annually to the Audit Committee for their review and pre-approval and then budgeted for by Rand. All other non-audit services must be pre-approved by the Audit Committee prior to engagement, as required by the Committee’s Charter.

Proxy 13

Proxy Statement Rand Capital Corporation
Audit Committee Report
     The Audit Committee has reviewed and discussed Rand’s audited consolidated financial statements with management. In addition, the Audit Committee has discussed with Rand’s independent auditors, Freed Maxick & Battaglia, CPA’s, PC, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communications with Audit Committees”).
     The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and has discussed with the independent auditors their independence. The Audit Committee also has considered the independent auditors’ provision of non-audit services to Rand and has concluded that such services are compatible with Freed’s independence.
     Based on the Audit Committee’s discussions with management and the independent auditors, the Audit Committee’s review of the representations of management, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Rand Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.
     This report is respectfully submitted by the Audit Committee of the Board of Directors.
Ross B. Kenzie (Chairman)
Erland E. Kailbourne
Jayne K. Rand
     The information provided in the preceding Audit Committee Report will not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.

Proxy 14

Proxy Statement Rand Capital Corporation
COMPENSATION DISCUSSION AND ANALYSIS
     Rand’s Chief Executive Officer, Executive Vice President, Controller and Office Manager are salaried employees of Rand. Rand pays the salaries and other employee benefits to these employees. Rand has a wholly owned subsidiary, Rand Capital SBIC, L.P. (“Rand SBIC”). The Chief Executive Officer and the Executive Vice President serve as the Management Committee of the subsidiary and they are parties to a Profit Sharing Plan of Rand SBIC that was adopted by Rand as a requirement for the licensing of Rand SBIC.
     Rand’s principal executive officers are its Chief Executive Officer, Allen F. Grum, and its Executive Vice President/Chief Financial Officer, Daniel P. Penberthy.
     The Compensation Committee, a majority of which are independent members of the Board, advises the Board of Directors with respect to the compensation of the principal executive officers. The Compensation Committee recommendations are then reviewed by the independent members of the Board, who are then responsible for establishing such compensation. Rand’s CEO is responsible for the compensation levels of its Controller and Office Manager.
Objectives of Rand’s Compensation Programs and What it is Designed to Reward
     For its long-term success and enhancement of long-term stockholder value, Rand depends on the management and analytical abilities of its executive officers, who are employees of, and are compensated by, Rand. The Compensation Committee’s compensation objectives are to provide a critical oversight function of compensation, appropriate levels of compensation, reward above average corporate performance, recognize individual initiative and achievement, assist Rand in attracting and retaining qualified management to contribute to its success, and motivate management to enhance stockholder value.
Key Elements of Rand’s Compensation Plans and Why it is Paid:
•	Base Salary – Rand sets a base salary for its executive officers at levels that are intended to be appropriate given the scope of their duties and responsibilities.

•	Bonus – Rand pays annual bonuses to executive officers at levels that are intended to motivate them to achieve Rand’s principal business and investment goals and to bring their total compensation to competitive levels.

•	Profit Sharing Plan – Rand provides long term incentives to its executive officers through its Profit Sharing Plan, which allows them to participate in the growth of its portfolios and aligns their long term interests with those of Rand’s shareholders. The terms of Rand’s license to maintain its Small Business Investment Company (SBIC) subsidiary require that it maintain a Profit Sharing Plan, which provides for payment by Rand of designated percentages of the net realized capital gains of the subsidiary.

Proxy 15

Proxy Statement Rand Capital Corporation
•	Equity – Although we believe that equity ownership by management aligns management’s interests with increasing stockholder value, restrictions imposed by the Investment Company Act preclude Rand from offering stock options or other equity incentives to its executive officers at any time when it also allows them to participate in a profit sharing plan. Rand has a stock option plan that was adopted in 2001 (see “Option Plan,” below), but no options have been or will be granted under it while the Profit Sharing Plan is in effect.

•	Standard Employee Benefits – Rand also provides standard employee benefits that are considered appropriate to provide competitive employee compensation and necessary to attract and retain talented personnel. Rand maintains a 401(k) Plan for its employees. Under the plan, participants may elect to contribute up to 20% of their compensation on a pretax basis, up to a maximum of $15,000 for 2006. Rand makes a flat contribution of 1% of compensation for each participant and matches participant contributions up to 5% of compensation. Rand may also elect to contribute annual discretionary amounts under the 401(k) Plan as determined by the Board. Rand also provides life insurance and automobile reimbursement benefits to its executive officers.
How the Amounts of Each Element of the Compensation are Determined and How They Fit Into Rand’s Overall Compensation Objectives
Salary and Bonus
   The Compensation Committee determined that the salary and bonuses paid to Rand employees during the 2006 fiscal year were at levels that were in the best interests of our stockholders. In making its determination, the Compensation Committee considered whether the salaries and bonuses paid by Rand to its executive officers were consistent with the compensation philosophies described above. The Compensation Committee also reviewed the performance of Rand to determine whether the compensation paid to its executive officers is reasonable in relation to the nature and quality of services performed. Specifically, the Committee has considered factors such as:
•	total compensation in relation to Rand’s size and the composition and performance of its investments;

•	Rand’s success in identifying appropriate investment opportunities and returns;

•	the value of Rand’s assets; and

•	the responsibilities and duties of the executive officers.
   Based on these considerations, the independent members of the Board approved the 2006 salary levels of the executive officers in January 2006. Based on the same factors, in January 2007 the Independent Directors approved bonuses of $50,000 payable to each of Mr. Grum and Mr. Penberthy for their services in 2006. Rand accrued these amounts in its 2006 financial statements.

Proxy 16

Proxy Statement Rand Capital Corporation
Profit Sharing Plan
   We believe Rand’s provisions for salaries and bonuses create an appropriate focus on longer term objectives and promote executive retention, but we also believe that the Profit Sharing Plan is an effective means of promoting long-term stockholder value and providing for executive retention.
   Rand’s long-term incentive program consists of profit sharing payments payable to the two executive officers under its Profit Sharing Plan. Under the Profit Sharing Plan, Rand will pay its executive officers aggregate profit sharing payments equal to12% of the net realized capital gains of its SBIC subsidiary, net of all realized capital losses and unrealized depreciation of the subsidiary, for the fiscal year, computed in accordance with SBA regulations.
   The profit sharing payments will be split equally between Rand’s two executive officers. Under Investment Company Act requirements, the aggregate amount of benefits which may be paid or accrued under the Profit Sharing Plan and any other profit sharing plan maintained by Rand during any fiscal year may not in any event exceed 20% of Rand’s net income after taxes for that fiscal year. In accordance with Investment Company Act requirements, a majority of the members of the Board who were not Interested Persons approved the Profit Sharing Plan on the basis that the plan is reasonable and fair to Rand’s shareholders, does not involve overreaching of Rand or its shareholders on the part of any person concerned, and is consistent with the interests of the shareholders of Rand.
   No payments have been made or accrued under the Profit Sharing Plan since its inception in 2002.
Conclusion
     Through the compensation and incentive structure described above, a significant portion of the amounts that may be payable as compensation has been, and will continue to be, contingent on Rand’s performance, and realization of incentive benefits is closely linked to increases in long-term stockholder value. Rand remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of Rand’s business may result in highly variable compensation from year to year.
Compensation Committee Report
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be in included in this proxy statement.
Submitted by the Compensation Committee
Ross B. Kenzie, Chairman
Willis S. McLeese
Robert M. Zak

Proxy 17

Proxy Statement Rand Capital Corporation
     The information provided in the preceding Compensation Committee Report will not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.
Compensation Committee Interlocks and Insider Participation
     The Compensation Committee’s three members are independent directors.
Summary Compensation Table
     The following table sets forth information with respect to the compensation paid or earned for the 2006 fiscal year to each named executive officer, and to each officer of Rand with aggregate compensation from Rand in excess of $100,000. Rand is not part of a fund complex.

				All Other
Name and Principal				Compensation
Position (1)	Year	Salary (2)	Bonus (2)(3)	(4)(5)	Total
Allen F. Grum, President & Director	2006	$155,000	$50,000	$9,521	$214,521
Daniel P. Penberthy, Treasurer	2006	$130,000	$50,000	$7,847	$187,847

(1)	Mr. Grum is Rand’s principal executive officer, and Mr. Penberthy is Rand’s principal financial officer. Neither of them has an employment contract with Rand.

(2)	Represent amounts earned, prior to employee 401(k) contributions, as described in footnote (4), made by named executive.

(3)	Bonus was accrued by Rand at December 31, 2006 and paid in 2007.

(4)	Included within the indicated compensation payment are contributions by Rand to its 401(k)

Plan. Under the 401(k) Plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction up to a maximum of $15,000 for 2006. For eligible employees, Rand makes a flat contribution of 1% of compensation and matches employee contributions of up to a maximum of 5%. In addition, Rand may elect to contribute an annual discretionary amount as determined by the Board of Directors. In 2006, Rand did not make a discretionary contribution to the 401(k) Plan.

(5)	Amount indicated excludes the cost of life insurance, disability insurance and automobile reimbursement benefits.

The aggregate amount of such compensation was less than $10,000 for each named executive in 2006.

Proxy 18

Proxy Statement Rand Capital Corporation
Option Plan
     Rand does not have any outstanding equity awards, outstanding options or stock vesting rights.
     In July 2001, Rand’s shareholders approved an Employee Stock Option Plan (the “Option Plan”). The Option Plan provides for the award of options to purchase up to 200,000 common shares to eligible employees. In 2002, Rand placed the Option Plan on inactive status as it developed its Profit Sharing Plan in connection with the establishment of its SBIC subsidiary. As of December 31, 2006, no stock options had been awarded under the Plan.
     Because Section 57(n) of the Investment Company Act prohibits maintenance of a profit sharing plan for the officers and employees of a Business Development Company when any option, warrant or right is outstanding under an executive compensation plan, no options will be granted under the Option Plan while the Profit Sharing Plan is in effect.
Pension Benefits
     Rand does not provide any tax-qualified defined benefit plan or supplemental executive retirement plan, or similar plan that provides for specified retirement payments or benefits.
DIRECTOR COMPENSATION
     During 2006, under Rand’s standard compensation arrangements with Directors, each non-employee Director received an annual fee of $2,500 plus $1,000 for attendance at each meeting of the Board of Directors. Audit Committee members received $750 for each meeting attended and Compensation Committee and Governance and Nominating Committee members received $500 for each meeting attended. Rand reimburses directors for reasonable out of pocket expenses incurred in attending meetings of the Board.
     The following table sets forth information with respect to the compensation paid to or earned by each Director, excluding named executive officers, for the 2006 fiscal year. Rand did not pay or accrue any other compensation to the following Directors for the 2006 fiscal year.

Name	Fees Earned or Paid in Cash
Erland E. Kailbourne	$12,000
Ross B. Kenzie	$12,000
Willis S. McLeese	$7,500
Reginald B. Newman, II	$6,500
Jayne K. Rand	$12,000
Robert M. Zak	$8,500

Proxy 19

Proxy Statement Rand Capital Corporation
Section 16(a) Beneficial Ownership Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires Rand’s Directors and executive officers, and persons who own more than ten percent of Rand’s stock, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes to stock ownership. Reporting persons are required by SEC regulations to furnish Rand with all Section 16(a) reports they file.
     To our knowledge, based solely on review of the copies of such reports furnished to Rand and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2006.
Directors’ and Officer’s Liability Insurance
     Rand has an insurance policy from American International Specialty Lines Insurance Company that indemnifies (1) Rand for any obligation incurred as a result of its indemnification of its Directors and officers under the provisions of the New York Business Corporation Law and Rand’s by-laws, and (2) Rand’s Directors and officers as permitted under the New York State Business Corporation Law and Rand’s by-laws. The policy covers all Directors and officers of Rand for the 12 months ending December 2006 for a total premium of $43,673.85. No sums have been paid to Rand or its officers under the insurance contract.
2. OTHER BUSINESS
     Rand does not know of any other matters to come before the meeting. If any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.
Shareholder Proposals for the 2008 Annual Meeting
     Shareholder proposals intended to be presented at the 2008 Annual Meeting of Shareholders must be received at Rand’s offices not later than December 6, 2007, to be considered for inclusion in Rand’s proxy statement and form of proxy for that meeting.

April 3, 2007	By Order of the Board of Directors Reginald B. Newman II Chairman of the Board
     It is important that proxies be promptly returned. Shareholders are urged to sign, date and return the proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

Proxy 20

Proxy Statement Rand Capital Corporation
Multiple Copies of our Annual Report and Proxy Statement (Householding)
     When more than one holder of Rand common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Rand common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.
     Rand will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name”, at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Elspeth A. Donaldson, Office Manager, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203, telephone (716) 853-0802 or email her at edonaldson@randcapital.com. You may also access a copy of Rand’s annual report and proxy statement on our website, www.randcapital.com, or at the SEC’s home page, www.sec.gov.
     You may also contact Ms. Donaldson at the address or telephone number above if you are a shareholder of record of Rand and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

Proxy 21

Proxy Statement Rand Capital Corporation
FINANCIAL STATEMENTS AVAILABLE
     A copy of Rand’s 2006 Annual Report containing audited financial statements accompanies this Proxy Statement
     Rand will provide without charge to each stockholder upon written request a copy (without exhibits, unless otherwise requested) of Rand’s Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2006. Requests for copies should be addressed to Investor Relations, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York, 14203. Requests may also be directed to (716) 853-0802 or to edonaldson@randcapital.com via email. Copies may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov.
FINAL PAGE OF PROXY

Proxy 22

RAND CAPITAL CORPORATION
2200 Rand Building
Buffalo, New York 14203
2007 PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the “Company”) held of record by the undersigned at the annual meeting of shareholders to be held on April 26, 2007 or any adjournment hereof.

     1. ELECTION OF DIRECTORS:
          Election of A.F. Grum; E.E. Kailbourne; R.B. Kenzie; W.S. McLeese; R.B. Newman II; J.K. Rand; and R.M. Zak

☐ FOR all nominees (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY for all nominees

INSTRUCTIONS: To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below.

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued from other side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated:	, 2007
Signature
Signature (if held jointly)

Please sign exactly as names appears to the left. When signing as a Trustee, Executor or Administrator, or Guardian, give title as such. All joint owners should sign. If a corporation, please sign in full corporate name by authorized officer, giving title. If a partnership, please sign in partnership name by authorized persons.

Please Date, Sign and Promptly Return in the Enclosed Envelope.